Standby Equity Purchase Agreements and Promissory Notes	6 Months Ended
Jun. 30, 2026
Standby Equity Purchase Agreements and Promissory Notes [Abstract]
Standby Equity Purchase Agreements and Promissory Notes

Note 3 - Standby Equity Purchase Agreements and Promissory Notes

As further described in Note 13C3 to the Company’s annual financial statements for the year ended December 31, 2025, on June 5, 2023, the Company entered into a Standby Equity Purchase Agreement (the “SEPA”) with YA II PN, Ltd., Cayman Islands-based hedge fund (“Yorkville”). On July 16, 2024, the Company entered into a second Standby Equity Purchase Agreement (the “New SEPA”) with Yorkville. Upon the effectiveness of the New SEPA, the previous SEPA was terminated.

On October 30, 2025, the Company entered into a third SEPA agreement (“SEPA III”), pursuant to which Yorkville has committed to purchase up to $50 million of Company’s ADSs at Company direction from time to time during the commitment period, subject to the restrictions and satisfaction of the conditions in the SEPA III. Pursuant to the SEPA III, subject to the terms and conditions set forth therein, the Company has the right, but not the obligation, to issue (each such issuance, an “Advance”) to Yorkville, and Yorkville has the obligation to subscribe for the Company’s ADSs for an aggregate subscription amount of up to $50 million (the “Commitment Amount”), at any time from the date of the SEPA III until October 25, 2028, unless terminated earlier pursuant to the SEPA III (the “Commitment Period”), by delivering written notice to Yorkville (each, an “Advance Notice”). Upon the effectiveness of SEPA III, the New SEPA was terminated.

Yorkville is not required to subscribe for or acquire any ADSs under SEPA III if such ADSs, when aggregated with all other ADSs or ordinary shares beneficially owned by Yorkville and its affiliates, would result in Yorkville beneficially owning more than 9.99% of the Company’s outstanding ADSs or ordinary shares.

In connection with SEPA III, Yorkville advanced to the Company a principal amount of $1.5 million, evidenced by a promissory note bearing interest at 8%, issued with a 3% original issue discount and maturing on October 30, 2026. The promissory note was required to be repaid in 10 equal monthly installments beginning on January 28, 2026, and was required to be repaid in cash or settled in ADS through proceeds from Advances under SEPA III.

As of June 30, 2026, there were no outstanding balance of the Promissory Note issued under SEPA III, as the SEPA III Promissory Note was fully repaid during the six-month period ended June 30, 2026 (including early repayment of certain amounts).

During the six-month period ended June 30, 2026, the Company sold and issued to Yorkville under SEPA III 53,687,275,200 ordinary shares, represented by 1,242,761 ADSs, for total gross proceeds of $6,440 thousand (approximately NIS 19,551). Of the total proceeds, $4,948 thousand (approximately NIS 15,011) represented advances under SEPA III, and $1,492 thousand (approximately NIS 4,540) were applied toward the repayment of the principal and accrued interest under the Promissory Note, which was fully repaid as of June 30, 2026. The difference between the amount received or settled from the promissory note and the fair value of the ADS’s issued to Yorkville which amounted to approximately NIS 502 was recognized as part of financing expenses.

The following tabular presentation reflects the reconciliation of the carrying amount of the Promissory Notes during the six-month period ended June 30, 2026:

Six months period ended June 30,
2026
Unaudited
Opening balance	4,484
Recognition of discount and interest expenses	260
Repayment of Promissory Notes and accrued interest through issuance of ADSs resulted from partial exercise of Commitment Amount under equity line(*)	(4,540)
Income from exchange rate differentials	(204)
Closing balance	-

(*)	including early repayment of the remaining balance that was due as of June 30 2026 in the amount of approx. $550 thousand (NIS 1,634).